UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C
(Rule 14c-101)

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934

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[x] Preliminary information statement
[ ] Definitive information statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

Medical Information Technology, Inc.
(Name of Registrant as Specified in Its Charter)

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MEDICAL INFORMATION TECHNOLOGY, INC.
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of Medical Information Technology, Inc.:

A Special Meeting of Shareholders of Medical Information Technology, Inc. (MEDITECH) will be held at its corporate offices, 7 Blue Hill River Road, Canton, Massachusetts 02021, on Monday, June 28, 2010 at 8:30am for the following purpose:

  to consider and act upon a proposal to amend MEDITECH's By-Laws to allow the President to also be the Chief Executive Officer

The Board of Directors has fixed the close of business on Friday, June 4, 2010 as the Record Date for the determination of Shareholders entitled to notice of, and to vote at, the Special Meeting. Only Shareholders of record of MEDITECH common stock, par value $1.00 per share, at that time will be entitled to notice of, and to vote at, the Special Meeting of Shareholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors,

Barbara A. Manzolillo, Clerk
Westwood, Massachusetts 02090
June 8, 2010

MEDICAL INFORMATION TECHNOLOGY, INC.
INFORMATION STATEMENT

GENERAL INFORMATION

This Information Statement is furnished in connection with the Special Meeting of Shareholders of Medical Information Technology, Inc. (MEDITECH) to be held at its corporate offices, 7 Blue Hill River Road, Canton, Massachusetts 02021, on Monday, June 28, 2010 at 8:30am, and any adjournments or postponements thereof, for the purposes set forth in the attached Notice of Special Meeting of Shareholders.

RECORD DATE

The Notice of Special Meeting of Shareholders and this Information Statement are first being furnished to Shareholders of MEDITECH on Tuesday, June 8, 2010. The Board of Directors has fixed the close of business on Friday, June 4, 2010 as the Record Date for the determination of Shareholders entitled to notice of, and to vote at, the Special Meeting. Only Shareholders of record at that time will be entitled to notice of, and to vote at, the Special Meeting. There were 36,066,164 shares of MEDITECH common stock, par value $1.00 per share, issued and outstanding as of the Record Date, and each such share is entitled to one vote at the Special Meeting.

QUORUM

A quorum is necessary to hold a valid meeting. A majority of the outstanding shares, present in person or represented by proxy, constitutes a quorum. If you attend the Special Meeting, your shares will be counted as part of the quorum whether or not you cast a vote. Abstentions are counted as shares present at the meeting in determining whether a quorum exists.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PROPOSAL: TO AMEND MEDITECH'S BY-LAWS TO ALLOW THE PRESIDENT TO ALSO BE THE CHIEF EXECUTIVE OFFICER

The Board of Directors has unanimously voted to amend MEDITECH's By-Laws to allow the President to also be the Chief Executive Officer, subject to the approval of the Shareholders. Approval of this amendment requires the affirmative vote of a majority of the shares voting on this proposal. For this purpose, abstentions will not have any effect on the vote.

The current By-Laws contain the following text within ARTICLE III - OFFICERS:

7. CHAIRMAN, PRESIDENT AND VICE PRESIDENTS: The Chairman shall be the chief executive officer of the corporation and shall, subject to the direction of the Board of Directors, have general supervision and control of its business. Unless otherwise provided by the Board of Directors he shall preside, when present, at all meetings of shareholders and of the Board of Directors. The President and any Vice President shall have such powers and shall perform such duties as the Board of Directors may from time to time designate.

This proposal, if approved by the Shareholders, will amend this text as follows:

7. CHAIRMAN AND PRESIDENT: The Board of Directors shall appoint either the Chairman or the President as the chief executive officer of the corporation who shall, subject to the direction of the Board of Directors, have general supervision and control of its business. The Chairman shall preside, when present, at all meetings of shareholders and of the Board of Directors. The Chairman and the President shall have such other powers and shall perform such other duties as the Board of Directors may from time to time designate.

The Board of Directors previously voted to elect Howard Messing as President and Chief Executive Officer of MEDITECH, subject to and effective upon the amendment to the By-Laws described in this proposal. A. Neil Pappalardo, the current Chairman and Chief Executive Officer, will continue to serve as Chairman and assures shareholders that he will continue to be very active in the business.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information as of Friday, June 4, 2010 with respect to the shares of common stock beneficially owned by each person known by MEDITECH to own more than 5% of MEDITECH's outstanding common stock, each Director of MEDITECH, each Executive Officer named in the Compensation Table in the annual report on Form 10-K and by all Directors and Officers of MEDITECH as a group. The number of shares beneficially owned is determined according to rules of the Securities and Exchange Commission. Under such rules, a person's beneficial ownership includes any shares as to which such person has sole or shared voting power or investment power.

Name of	Number of Shares	Percentage
Shareholder,	of Common Stock	of Shares of
Director or Officer	Beneficially Owned	Common Stock

A. Neil Pappalardo*	13,841,156	38.38%
Morton E. Ruderman	4,532,704	12.57%
MEDITECH Profit Sharing Trust*	4,443,863	12.32%
Curtis W. Marble	3,500,000	9.70%
Lawrence A. Polimeno	1,050,000	2.91%
Edward B. Roberts	774,168	2.15%
Roland L. Driscoll	528,000	1.46%
Howard Messing	373,000	1.03%
Barbara A. Manzolillo	230,000	0.64%
Stuart N. Lefthes	103,000	0.29%
L. P. Dan Valente	100,000	0.28%
15 Directors and Officers as a Group*	21,887,578	60.69%

*The number of shares indicated for Mr. Pappalardo includes the shares owned by the MEDITECH Profit Sharing Trust. Mr. Pappalardo is the sole Trustee of the MEDITECH Profit Sharing Trust and therefore is entitled to vote its shares in addition to his own 9,397,293 shares. Likewise the number of shares indicated for the 15 Directors and Officers as a Group includes the shares owned by the MEDITECH Profit Sharing Trust.

OTHER INFORMATION

MEDITECH is required to comply with the informational requirements of the Securities Exchange Act of 1934 and to file reports, proxy statements and other information with the Securities and Exchange Commission (SEC). You may read and copy these reports, proxy statements and other information at the SEC's Public Reference Room at 450 Fifth Street NW, Washington, DC 20549. You may also obtain copies at the prescribed rates from the Public Reference Room. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a web site which contains reports, proxy and information statements and other information regarding issuers like MEDITECH which file electronically with the SEC. You may access the SEC's web site at http://www.sec.gov.

By Order of the Board of Directors,

Barbara A. Manzolillo, Clerk
Westwood, Massachusetts 02090
June 8, 2010